Risks And Concentration	12 Months Ended
Dec. 31, 2022
Risks and Uncertainties [Abstract]
Risks And Concentration
3.	Risks and concentration

(a)	Concentration of credit risk
Financial instruments that potentially expose the Group to concentrations of credit risk consist primarily of cash and cash equivalents, and accounts receivable. The Group places its cash and cash equivalents with financial institutions with high credit ratings and quality.
The Group’s sales arrangements usually require full prepayment before the delivery of products after April 2021. For credit sales, the Group conducts credit evaluations of customers, and generally does not require collateral or other security from its customers. The Group establishes an allowance for doubtful accounts primarily based upon the age of the receivables and factors surrounding the credit risk of specific customers.
Accounts receivable are unsecured and are derived from revenue earned through customers. The Group manages the risk with respect to accounts receivable by credit evaluations performed on customers. As of December 31, 2021 and 2022, accounts receivable from customers was nil.
Customers which contributed more than 10% of total revenue are as below:

	For the year ended December 31,
	2020	2021	2022
Customer A	60%	25%	47%
Customer B	—	23%	33%
Customer C	15%	18%	1%
Customer D	—	—	17%

(b)	Supplier concentration
The Group currently purchases all of its integrated circuits, an important component of its IC products, from a third-party foundry partner. Although only a limited number of manufacturers for such integrated circuits are available, management believes that other suppliers could provide similar integrated circuits on comparable terms. A change in suppliers, however, could cause a delay in manufacturing and a possible loss of sales, which would affect operating results adversely.